Exhibit 99.2

Q1 EARNINGS PRESENTATION MA Y 2 , 2024

6 February 2023 PAGE 2 Forward - Looking Statements Please note that in this presentation we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “int end s,” “future,” and similar expressions which constitute forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward - looking statem ents are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward - looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward - looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward - looking statements in this presentation, include, but are not limited to, those risks and uncert ainties more fully described from time to time in the Company's public reports filed with the Securities and Exchange Commission, including under the section titled “Risk Factors” in the Company's Annual Report on Form 10 - K, and/or Quarterly Reports on Form 10 - Q, as well as in the Company’s Current Reports on Form 8 - K. All forward - looking statements included in this presentation are based upon information available t o the Company as of the date of this presentation and speak only as of the date hereof. We assume no obligation to update any forward - looking statements to reflect events or circumstances after the date of t his presentation. Non - GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). This pre sen tation contains the non - GAAP measures: ( i ) adjusted gross margin and adjusted gross profit, (ii) adjusted (loss) income from continuing operations and related earnings (loss) per diluted share, (iii) ear nin gs before interest, taxes, other income or expense, depreciation and amortization (“EBITDA”), EBITDA margin, adjusted EBITDA, and adjusted EBITDA margin, and (iv) free cash flow (defined as net cash provided by operating activities less capital expenditures). The Company believes that the presentation of certain non - GAAP measures, i.e.: ( i ) adjusted gross margin and adjusted gross profit, (ii) adjusted (loss) income from continuing operations and related earning s ( loss) per diluted share , (iii) EBITDA, EBITDA margin, adjusted EBITDA and adjusted EBITDA margin, and (iv) free cash flow, provide useful information for the unders tan ding of its ongoing operations and enables investors to focus on period - over - period operating performance, and thereby enhances the user's overall understanding of the Company's current financial perfor man ce relative to past performance and provides, along with the nearest GAAP measures, a baseline for modeling future earnings expectations. Non - GAAP measures are reconciled to comparable GAAP financial me asures herein. The Company cautions that non - GAAP measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results. Additionally, the Company notes tha t there can be no assurance that the above referenced non - GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies. Market and Industry Data The market and industry data used throughout this presentation was obtained from various sources, including the Company’s own re search and estimates, surveys or studies conducted by third parties and industry or general publications and forecasts. Industry publications, surveys and forecasts generally state that they have o bta ined information from sources believed to be reliable, but there can be no assurance as to the accuracy and completeness of such information. While the Company believes that each of these surveys, studies, publ ica tions and forecasts is reliable, it has not independently verified such data and the Company is not making any representation as to the accuracy of such information. Similarly, the Company believes its internal re search and estimates are reliable but it has not been verified by any independent sources. In addition, while the Company believes that the industry and market information included herein is generally reliab le, such information is inherently imprecise. While the Company is not aware of any misstatements regarding the industry and market data presented herein, its estimates involve risks and uncertainties and are sub ject to change based on various factors, including those discussed under the heading “Forward - Looking Statements” above. DISCLAIMER

Warren Kanders EXECUTIVE CHAIRMAN Clarus TODAY’S PRESENTERS Mike Yates CFO Clarus Neil Fiske PRESIDENT Black Diamond Equipment Mat Hayward MANAGING DIRECTOR Adventure

6 February 2023 PAGE 4 THE NEW CLARUS: Q1 2024 Positioned for long - term growth as pure - play outdoor business Q1 execution consistent with strategic objectives Black Diamond Objective : Simplify and focus on the core Cathedral specialty, regional and national wholesale accounts stabilizing; SKU rationalization on track Adventure Objective: Invest to scale Global investment in marketing programs yielding better brand awareness; additional investment in personnel Strong balance sheet/ p rudent capital allocation Debt - free with $47.5 million of cash on the balance sheet at 3/31

Solid foundation in place, driven by momentum in Adventure and operational progress in Outdoor $ 69.3m $22.3 m $47.0 m 36.9% $ 2.0m Revenue - 1 % Y/Y Adventure Revenue + 27% Y/Y Outdoor Revenue - 11% Y/Y Adj. Gross Margin + 60 BPS Y/Y Adj. EBITDA + 76% Y/Y Q1 RESULTS AT A GLANCE Adventure Adj. EBITDA: $1.9m Outdoor Adj. EBITDA: $2.9m

6 February 2023 PAGE 6 ADVENTURE - STRATEGIC PRIORITIES: Q1 2024 HIGHLIGHTS • Q1 2024 represents first phase of our 3 - year strategic plan • Sales increased 27% supported by two primary drivers: 1. In Wholesale, strong key account performance across Australia/New Zealand, combined with a new key account in US & driving into key season 2. Strong OEM customer demand • Q1 margins affected by product & channel mix • New product launces across Q1 – primarily 4 new products for US market, new accessories globally, including roof top tents • Committed to establishing best - in - class product ecosystem, while remaining intensely focused on enhanced product margins as we scale • US growth focus supported by management changes, investment into talent and brand MANAGEMENT COMMENTARY BUILDINGS BLOCKS IN FOCUS INVESTMENT INTO US INVESTMENT INTO BRAND PRODUCT PLAN

6 February 2023 PAGE 7 OUTDOOR - STRATEGIC PRIORITIES: Q1 2024 HIGHLIGHTS • Strategic initiatives beginning to yield incremental near - term benefits, driving Q1 results in line with expectations • North American wholesale channel grew 15% y/y • Continued focus on rationalizing product lines under the direction of “fewer, bigger, better” • Operating costs down 8.3% y/y with continued improvement expected over the course of 2024 • Significant progress on inventory reduction initiatives, highlighted by decline in apparel inventory of ~38% y/y • Geographically: continued stabilization of the North American wholesale market, while Europe and independent global distributor markets still face difficult conditions • L ess promotional than the overall market in North America and Europe MANAGEMENT COMMENTARY BUILDINGS BLOCKS IN FOCUS SIMPLIFICATION EXECUTION PRODUCT LEADERSHIP FEWER, BIGGER, BETTER

6 February 2023 PAGE 8 NET SALES Q1 2024 FINANCIAL RESULTS Q1 202 4 Q1 2023 ADJ. GROSS MARGIN ADJ. NET INCOME ADJ. EBITDA ADJ. EBITDA % • 2024 guidance reaffirmed base d on Q 1 execution and in - line results 2.9% $ 2.0 M ($6.5M) 36.9% $69.3M 1.6% $1.1M ($2.0M) 36.3% $70.3M

6 February 2023 PAGE 9 NET SALES 2024 GUIDANCE CORP. COSTS (EXCL. NON - CASH) ADJ. EBITDA MID - POINT ADJ. EBITDA % CAPEX CASH FLOWS $270M - $280M $4M - $5M $16M - $18M 6.2% $(11)M $18M - $20M 2024 • Consistent with historical seasonal pattern, Q 2 decelerates versus Q 1 • Q 2 guidance : net sales between $ 58 - $ 62 million ; adj . EBITDA between $ 0 - $ 0 . 5 million

APPENDIX

6 February 2023 PAGE 11 BALANCE SHEET Assets Current assets Cash $ 47,484 $ 11,324 Accounts receivable, less allowance for credit losses of $1,394 and $1,412 51,954 53,971 Inventories 88,630 91,409 Prepaid and other current assets 7,966 4,865 Income tax receivable 930 892 Assets held for sale - 137,284 Total current assets 196,964 299,745 Property and equipment, net 16,345 16,587 Other intangible assets, net 37,526 41,466 Indefinite-lived intangible assets 56,897 58,527 Goodwill 38,300 39,320 Deferred income taxes 16,280 22,869 Other long-term assets 14,664 16,824 Total assets $ 376,976 $ 495,338 Liabilities and Stockholders’ Equity Current liabilities Accounts payable $ 12,772 $ 20,015 Accrued liabilities 22,441 24,580 Income tax payable 816 805 Current portion of long-term debt 44 119,790 Liabilities held for sale - 5,744 Total current liabilities 36,073 170,934 Long-term debt, net 37 - Deferred income taxes 17,324 18,124 Other long-term liabilities 13,167 14,160 Total liabilities 66,601 203,218 Stockholders’ Equity Preferred stock, $0.0001 par value per share; 5,000 shares authorized; none issued - - Common stock, $0.0001 par value per share; 100,000 shares authorized; 42,878 and 42,761 issued and 38,236 and 38,149 outstanding, respectively 4 4 Additional paid in capital 692,381 691,198 Accumulated deficit (329,811) (350,739) Treasury stock, at cost (33,114) (32,929) Accumulated other comprehensive loss (19,085) (15,414) Total stockholders’ equity 310,375 292,120 Total liabilities and stockholders’ equity $ 376,976 $ 495,338 March 31, 2024 December 31, 2023 CLARUS CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (In thousands, except per share amounts)

6 February 2023 PAGE 12 INCOME STATEMENT Sales Domestic sales $ 28,284 $ 24,197 International sales 41,027 46,081 Total sales 69,311 70,278 Cost of goods sold 44,460 44,770 Gross profit 24,851 25,508 Operating expenses Selling, general and administrative 28,215 29,354 Restructuring charges 370 - Transaction costs 38 37 Contingent consideration benefit - (1,565) Legal costs and regulatory matter expenses 3,002 128 Total operating expenses 31,625 27,954 Operating loss (6,774) (2,446) Other (expense) income Interest income, net 370 5 Other, net (909) 76 Total other (expense) income, net (539) 81 Loss before income tax (7,313) (2,365) Income tax benefit (851) (334) Loss from continuing operations (6,462) (2,031) Discontinued operations, net of tax 28,346 3,629 Net income $ 21,884 $ 1,598 Loss from continuing operations per share: Basic $ (0.17) $ (0.05) Diluted (0.17) (0.05) Net income per share: Basic $ 0.57 $ 0.04 Diluted 0.57 0.04 Weighted average shares outstanding: Basic 38,208 37,137 Diluted 38,208 37,137 March 31, 2024 March 31, 2023 CLARUS CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (In thousands, except per share amounts) Three Months Ended

6 February 2023 PAGE 13 NON - GAAP RECONCILIATION Sales $ 69,311 Sales $ 70,278 Gross profit as reported $ 24,851 Gross profit as reported $ 25,508 Plus impact of PFAS inventory reserve 729 Plus impact of PFAS inventory reserve - Adjusted gross profit $ 25,580 Adjusted gross profit $ 25,508 Gross margin as reported 35.9% Gross margin as reported 36.3% Adjusted gross margin 36.9% Adjusted gross margin 36.3% CLARUS CORPORATION RECONCILIATION FROM GROSS PROFIT TO ADJUSTED GROSS PROFIT AND ADJUSTED GROSS MARGIN THREE MONTHS ENDED March 31, 2024 March 31, 2023

NON-GAAP RECONCILIATION

CLARUS

CLARUS CORPORATION
RECONCILIATION FROM LOSS FROM CONTINUING OPERATIONS TO ADJUSTED (LOSS) INCOME FROM CONTINUING OPERATIONS AND RELATED EARNINGS PER DILUTED SHARE
(In thousands, except per share amounts)

	Three Months Ended March 31, 2024						
	Total sales	Gross profit	Operating expenses	Income tax (benefit) expense	Tax rate	Loss from continuing operations	Diluted EPS [1]
As reported	$ 69,311	$ 24,851	$ 31,625	$ (851)	(11.6) %	$ (6,462)	$ (0.17)
Amortization of intangibles	-	-	(2,449)	617		1,832	
Restructuring charges	-	-	(370)	59		311	
Transaction costs	-	-	(38)	6		32	
PFAS inventory reserve	-	729	-	114		615	
Legal costs and regulatory matter expenses	-	-	(3,002)	461		2,541	
Stock-based compensation	-	-	(1,178)	181		997	
As adjusted	$ 69,311	$ 25,580	$ 24,588	$ 587	129.6 %	$ (134)	$ (0.00)

(1) Potentially dilutive securities are excluded from the computation of diluted earnings (loss) per share if their effect is anti-dilutive to the loss from continuing operations. Reported loss from continuing operations per share and adjusted loss from continuing operations per share are both calculated based on 38,208 basic and diluted weighted average shares of common

	Three Months Ended March 31, 2023						
	Total sales	Gross profit	Operating expenses	Income tax (benefit) expense	Tax rate	(Loss) income from continuing operations	Diluted EPS [1]
As reported	$ 70,278	$ 25,508	$ 27,954	$ (334)	(14.1) %	$ (2,031)	$ (0.05)
Amortization of intangibles	-	-	(2,768)	278		2,490	
Transaction costs	-	-	(37)	6		31	
Contingent consideration (benefit) expense	-	-	1,565	(335)		(1,230)	
Legal costs and regulatory matter expenses	-	-	(128)	2		126	
Stock-based compensation	-	-	(1,286)	277		1,009	
As adjusted	$ 70,278	$ 25,508	$ 25,300	$ (106)	(36.7) %	$ 395	$ 0.01

(1) Potentially dilutive securities are excluded from the computation of diluted earnings (loss) per share if their effect is anti-dilutive to the loss from continuing operations. Reported loss from continuing operations per share is calculated based on 37,137 basic and diluted weighted average shares of common stock. Adjusted income from continuing operations per share is calculated based on 38,109 diluted shares of common stock.

PAGE 14

6 February 2023 PAGE 15 NON - GAAP RECONCILIATION Loss from continuing operations $ (6,462) $ (2,031) Income tax benefit (851) (334) Other, net 909 (76) Interest income, net (370) (5) Operating loss (6,774) (2,446) Depreciation 1,026 939 Amortization of intangibles 2,449 2,768 EBITDA (3,299) 1,261 Restructuring charges 370 - Transaction costs 38 37 Contingent consideration benefit - (1,565) PFAS inventory reserve 729 - Legal costs and regulatory matter expenses 3,002 128 Stock-based compensation 1,178 1,286 Adjusted EBITDA $ 2,018 $ 1,147 Sales $ 69,311 $ 70,278 EBITDA margin -4.8% 1.8% Adjusted EBITDA margin 2.9% 1.6% March 31, 2024 March 31, 2023 CLARUS CORPORATION RECONCILIATION FROM LOSS FROM CONTINUING OPERATIONS TO EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA), EBITDA MARGIN, ADJUSTED EBITDA, AND ADJUSTED EBITDA (In thousands) Three Months Ended

6 February 2023 PAGE 15 NON - GAAP RECONCILIATION Loss from continuing operations $ (6,462) $ (2,031) Income tax benefit (851) (334) Other, net 909 (76) Interest income, net (370) (5) Operating loss (6,774) (2,446) Depreciation 1,026 939 Amortization of intangibles 2,449 2,768 EBITDA (3,299) 1,261 Restructuring charges 370 - Transaction costs 38 37 Contingent consideration benefit - (1,565) PFAS inventory reserve 729 - Legal costs and regulatory matter expenses 3,002 128 Stock-based compensation 1,178 1,286 Adjusted EBITDA $ 2,018 $ 1,147 Sales $ 69,311 $ 70,278 EBITDA margin -4.8% 1.8% Adjusted EBITDA margin 2.9% 1.6% March 31, 2024 March 31, 2023 CLARUS CORPORATION RECONCILIATION FROM LOSS FROM CONTINUING OPERATIONS TO EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA), EBITDA MARGIN, ADJUSTED EBITDA, AND ADJUSTED EBITDA (In thousands) Three Months Ended